UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  06/28/2005

ITT Educational Services, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-13144

DE	36-2061311
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

13000 North Meridian Street, Carmel, IN 46032-1404
(Address of Principal Executive Offices, Including Zip Code)

317-706-9200
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

A letter dated June 24, 2005 from the U.S. Attorney's Office for the Southern District of Texas (the "Letter") advising the Registrant that a multi-year nationwide investigation of the Registrant has not revealed evidence sufficient to continue the designation of the Registrant, or any of its senior management (defined as executives at Registrant's headquarters level), as targets or subjects, is incorporated herein by reference and filed with the Securities and Exchange Commission ("SEC") with this report as Exhibit 99.1.

The press release issued by the Registrant dated June 24, 2005 reporting the Registrant's receipt of the Letter on June 24, 2005, is incorporated herein by reference and furnished to the SEC with this report as Exhibit 99.2.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

ITT Educational Services, Inc.

Date: June 28, 2005.	By:	/s/ Clark D. Elwood
Clark D. Elwood
Senior Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Description
EX-99.2	Text of press release issued by the Registrant dated June 24, 2005.
EX-99.1	Text of a letter received by the Registrant from the United States Attorney's Office for the Southern District of Texas dated June 24, 2005.